UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8443

Legg Mason Partners Variable Portfolios I, Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004

(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 725-6666

Date of fiscal year end: December 31

Date of reporting period: June 30, 2006

ITEM 1. REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL

REPORT

JUNE 30, 2006

Legg Mason Partners

Variable Total Return Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners Variable Total Return Portfolio

Semi-Annual Report • June 30, 2006

What’s

Inside

Fund Objective

The Fund seeks to obtain above-average income (compared to a portfolio entirely invested in equity securities). The Fund’s secondary objective is to take advantage of opportunities to achieve growth of capital and income.

“Smith Barney”, “Salomon Brothers” and “Citi” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment managers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy appeared to be on solid footing during the six-month reporting period. After gross domestic product (“GDP”)i rose 1.7% in the fourth quarter of 2005—the first quarter in which GDP growth did not surpass 3.0% in nearly three years—the economy rebounded sharply in the first quarter of 2006. During this time, GDP rose 5.6%, its best showing since the third quarter of 2003. Both strong consumer and business spending prompted the economic turnaround. In the second quarter of 2006, GDP growth was a more modest 2.5%, according to the Commerce Department’s initial reading for the period. The decline was largely attributed to lower consumer spending, triggered by higher interest rates and oil prices, as well as a cooling housing market. In addition, business spending fell during the quarter.

The Federal Reserve Board (“Fed”)ii continued to raise interest rates during the reporting period. Despite the “changing of the guard” from Fed Chairman Alan Greenspan to Ben Bernanke in early 2006, it was “business as usual” for the Fed, as it raised short-term interest rates four times during the period. Since it began its tightening campaign in June 2004, the Fed has increased rates 17 consecutive times, bringing the federal funds rateiii from 1.00% to 5.25%. Coinciding with its latest rate hike in June 2006, the Fed said: “The extent and timing of any additional firming…will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.”

For the six-month period ended June 30, 2006, the U.S. stock market produced positive returns, with the S&P 500 Indexiv rising 2.71%. While the economy expanded and corporate profits remained strong, the headwinds from steadily returning interest rates, inflationary pressures and the potential for additional Fed rate hikes tempered returns.

Legg Mason Partners Variable Total Return Portfolio         I

Looking at the market more closely, small-cap stocks outperformed their mid- and large-cap counterparts, with the Russell 2000v, Russell Midcapvi and Russell 1000vii Indexes returning 8.21%, 4.84% and 2.76%, respectively. From an investment style perspective, value stocks significantly outperformed growth stocks, with the Russell 3000 Valueviii and Russell 3000 Growthix Indexes returning 6.90% and –0.32%, respectively, over the reporting period.

Both short- and long-term yields rose over the reporting period, causing the overall bond market to decline. During the six months ended June 30, 2006, two-year Treasury yields increased from 4.41% to 5.16%. Over the same period, 10-year Treasury yields moved from 4.39% to 5.15%. Short-term rates rose in concert with the Fed’s repeated rate hikes, while long-term rates rose on fears of mounting inflationary pressures. Looking at the six-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexx, returned –0.72%.

Performance Snapshot as of June 30, 2006 (unaudited)

6 months

Variable Total Return Portfolio[1] — Class I shares	1.76%

S&P 500 Index	2.71%

Citigroup Broad Investment Grade Index	-0.78%

Lipper Variable Flexible Portfolio Funds Category Average	1.75%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.
Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.
Fund returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Class II shares returned 1.65% over the six months ended June 30, 2006.
Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended June 30, 2006, including the reinvestment of distributions, including returns of capital, if any, calculated among the 39 funds in the Fund’s Lipper category.

[1]	The Fund is an underlying investment option of various variable annuity and variable life insurance products. The Fund’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges, and surrender charges, which, if reflected, would reduce the performance of the Fund. Past performance is no guarantee of future results.

II         Legg Mason Partners Variable Total Return Portfolio

Performance Update1

For the six months ended June 30, 2006, Class I shares of the Legg Mason Partners Variable Total Return Portfolio returned 1.76%. These shares outperformed the Lipper Variable Flexible Portfolio Funds Category Average2, which increased 1.75%. The Fund’s unmanaged benchmarks, the S&P 500 Index and the Citigroup Broad Investment Grade Bond Indexxi returned 2.71% and –0.78%, respectively, for the same period.

Special Shareholder Notices

As part of the continuing effort to integrate investment products managed by the advisers acquired with Citigroup’s asset management business, Legg Mason, Inc. (“Legg Mason”) has recommended various Fund actions in order to streamline product offerings, eliminate redundancies and improve efficiencies within the organization. At Board meetings held during June and July 2006, the Fund’s Board reviewed and approved these recommendations, and provided authorization to move ahead with proxy solicitations for those matters needing shareholder approval.

The Fund’s Board has approved the appointment of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) as the Fund’s investment manager effective August 1, 2006. The Fund’s Board has also approved the appointment of CAM North America, LLC (“CAM N.A.”) and Western Asset Management Company (“Western Asset”) as the Fund’s subadvisers effective August 1, 2006. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes. LMPFA, CAM N.A. and Western Asset are wholly-owned subsidiaries of Legg Mason.

[1]	The Fund is an underlying investment option of various variable annuity and variable life insurance products. The Fund’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges, and surrender charges, which, if reflected, would reduce the performance of the Fund. Past performance is no guarantee of future results.

[2]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended June 30, 2006, including the reinvestment of distributions, including returns of capital, if any, calculated among the 39 funds in the Fund’s Lipper category.

Legg Mason Partners Variable Total Return Portfolio         III

The Fund’s Board has also approved a reorganization pursuant to which the Fund’s assets would be acquired, and its liabilities assumed by the Legg Mason Partners Variable Multiple Discipline Portfolio-Balanced All Cap Growth and Value (the “Acquiring Fund”), in exchange for shares of the Acquiring Fund. The Fund would then be liquidated, and shares of the Acquiring Fund would be distributed to Fund shareholders. Proxy materials describing the reorganization, and other initiatives requiring shareholder approval, are expected to be sent to shareholders later in 2006. If shareholder approval is obtained, Fund actions are generally expected to be implemented during 2007.

During the reporting period, management of the fixed income portion of the Fund’s portfolio was assumed by a team of seasoned investment professionals from Western Asset. The Fund’s fixed income portfolio managers are S. Kenneth Leech, Stephen A. Walsh, Mark Lindbloom, Carl Eichstaedt and Frederick Marki.

The Fund was formerly known as Salomon Brothers Variable Total Return Fund.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s Manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

IV         Legg Mason Partners Variable Total Return Portfolio

As always, thank you for your continued confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 28, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund may invest in derivatives, such as options and futures, which can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on fund performance. Derivatives can disproportionately increase losses as stated in the prospectus. High yield bonds are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

vi	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vii	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

viii	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

[x]	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

xi	The Citigroup Broad Investment Grade Bond Index includes institutionally traded U.S. Treasury Bonds, government-sponsored bonds (U.S. Agency and supranational), mortgage-backed securities and corporate securities.

Legg Mason Partners Variable Total Return Portfolio         V

Fund at a Glance (unaudited)

Legg Mason Partners Variable Total Return Portfolio 2006 Semi-Annual Report         1

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2006 and held for the six months ended June 30, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class I	1.76%	$1,000.00	$1,017.60	1.00%	$5.00

Class II	1.65	1,000.00	1,016.50	1.25	6.25

(1)	For the six months ended June 30, 2006.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses are (net of fee waivers and/or expense reimbursements) equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

2         Legg Mason Partners Variable Total Return Portfolio 2006 Semi-Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class I	5.00%	$1,000.00	$1,020.28	1.00%	$5.01

Class II	5.00	1,000.00	1,018.60	1.25	6.26

(1)	For the six months ended June 30, 2006.
(2)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Variable Total Return Portfolio 2006 Semi-Annual Report         3

Schedule of Investments (June 30, 2006) (unaudited)

LEGG MASON PARTNERS VARIABLE TOTAL RETURN PORTFOLIO

Shares	Security	Value

COMMON STOCKS — 61.6%
CONSUMER DISCRETIONARY — 6.4%
Automobiles — 0.2%
3,174	DaimlerChrysler AG	$156,669

Hotels, Restaurants & Leisure — 1.0%
24,400	McDonald’s Corp.	819,840

Leisure Equipment & Products — 0.2%
6,600	Eastman Kodak Co.	156,948

Media — 3.5%
19,395	Comcast Corp., Class A Shares*	634,992
27,989	DIRECTV Group Inc.*	461,818
2,187	Discovery Holding Co., Class A Shares*	31,996
1,191	Liberty Global Inc., Series A Shares*	25,606
1,208	Liberty Global Inc., Series C Shares*	24,849
1,093	Liberty Media Holding Corp. — Capital Group, Series A Shares*	91,561
5,468	Liberty Media Holding Corp. — Interactive Group, Series A Shares*	94,378
25,560	News Corp., Class A Shares	490,241
53,000	Time Warner Inc.	916,900

	Total Media	2,772,341

Specialty Retail — 1.5%
33,800	Home Depot Inc.	1,209,702

	TOTAL CONSUMER DISCRETIONARY	5,115,500

CONSUMER STAPLES — 7.7%
Beverages — 3.0%
13,500	Anheuser-Busch Cos. Inc.	615,465
19,200	Coca-Cola Co.	825,984
16,900	PepsiCo Inc.	1,014,676

	Total Beverages	2,456,125

Food & Staples Retailing — 1.6%
26,600	Wal-Mart Stores Inc.	1,281,322

Food Products — 0.8%
9,800	H.J. Heinz Co.	403,956
13,900	Sara Lee Corp.	222,678

	Total Food Products	626,634

Household Products — 2.3%
5,800	Colgate-Palmolive Co.	347,420
6,000	Kimberly-Clark Corp.	370,200
20,600	Procter & Gamble Co.	1,145,360

	Total Household Products	1,862,980

	TOTAL CONSUMER STAPLES	6,227,061

See Notes to Financial Statements.

4         Legg Mason Partners Variable Total Return Portfolio 2006 Semi-Annual Report

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Shares	Security	Value

ENERGY — 7.9%
Energy Equipment & Services — 5.7%
9,000	Diamond Offshore Drilling Inc.	$755,370
20,000	Halliburton Co.	1,484,200
14,200	Schlumberger Ltd.	924,562
17,300	Transocean Inc.*	1,389,536

	Total Energy Equipment & Services	4,553,668

Oil, Gas & Consumable Fuels — 2.2%
4,800	BP PLC, Sponsored ADR	334,128
8,800	Exxon Mobil Corp.	539,880
11,400	Hess Corp.	602,490
4,200	Royal Dutch Shell PLC, Sponsored ADR, Class A Shares	281,316

	Total Oil, Gas & Consumable Fuels	1,757,814

	TOTAL ENERGY	6,311,482

FINANCIALS — 14.9%
Capital Markets — 4.2%
63,700	Bank of New York Co. Inc.	2,051,140
19,400	Merrill Lynch & Co. Inc.	1,349,464

	Total Capital Markets	3,400,604

Commercial Banks — 0.6%
8,400	Mercantile Bankshares Corp.	299,628
2,700	SunTrust Banks Inc.	205,902

	Total Commercial Banks	505,530

Consumer Finance — 1.4%
20,700	American Express Co.	1,101,654

Diversified Financial Services — 3.3%
20,144	Bank of America Corp.	968,927
39,500	JPMorgan Chase & Co.	1,659,000

	Total Diversified Financial Services	2,627,927

Insurance — 4.8%
22,000	American International Group Inc.	1,299,100
575	Berkshire Hathaway Inc., Class B Shares*	1,749,725
11,200	Chubb Corp.	558,880
12,300	Horace Mann Educators Corp.	208,485

	Total Insurance	3,816,190

Thrifts & Mortgage Finance — 0.6%
8,600	Freddie Mac	490,286

	TOTAL FINANCIALS	11,942,191

HEALTH CARE — 5.1%
Health Care Providers & Services — 0.5%
4,300	CIGNA Corp.	423,593

See Notes to Financial Statements.

Legg Mason Partners Variable Total Return Portfolio 2006 Semi-Annual Report         5

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Shares	Security	Value

Pharmaceuticals — 4.6%
31,400	Abbott Laboratories	$1,369,354
6,800	Bristol-Myers Squibb Co.	175,848
11,600	Merck & Co. Inc.	422,588
31,058	Pfizer Inc.	728,931
22,400	Wyeth	994,784

	Total Pharmaceuticals	3,691,505

	TOTAL HEALTH CARE	4,115,098

INDUSTRIALS — 4.0%
Air Freight & Logistics — 0.2%
1,600	United Parcel Service Inc., Class B Shares	131,728

Industrial Conglomerates — 2.7%
7,000	3M Co.	565,390
48,300	General Electric Co.	1,591,968

	Total Industrial Conglomerates	2,157,358

Road & Rail — 1.1%
21,000	Canadian National Railway Co.	918,750

	TOTAL INDUSTRIALS	3,207,836

INFORMATION TECHNOLOGY — 11.4%
Communications Equipment — 3.2%
44,400	Cisco Systems Inc.*	867,132
260,200	Lucent Technologies Inc.*	629,684
54,800	Motorola Inc.	1,104,220

	Total Communications Equipment	2,601,036

Computers & Peripherals — 3.8%
17,419	Hewlett-Packard Co.	551,834
22,900	International Business Machines Corp.	1,759,178
179,800	Sun Microsystems Inc.*	746,170

	Total Computers & Peripherals	3,057,182

Internet Software & Services — 0.7%
1,400	Google Inc., Class A Shares*	587,062

Semiconductors & Semiconductor Equipment — 2.2%
6,050	Freescale Semiconductor Inc., Class B Shares*	177,870
5,200	Intel Corp.	98,540
49,600	Texas Instruments Inc.	1,502,384

	Total Semiconductors & Semiconductor Equipment	1,778,794

Software — 1.5%
50,200	Microsoft Corp.	1,169,660

	TOTAL INFORMATION TECHNOLOGY	9,193,734

MATERIALS — 1.6%
Chemicals — 0.3%
2,283	Monsanto Co.	192,206

See Notes to Financial Statements.

6         Legg Mason Partners Variable Total Return Portfolio 2006 Semi-Annual Report

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Shares	Security	Value

Metals & Mining — 1.3%
32,600	Alcoa Inc.	$1,054,936

Paper & Forest Products — 0.0%
181	Neenah Paper Inc.	5,511

	TOTAL MATERIALS	1,252,653

TELECOMMUNICATION SERVICES — 2.3%
Diversified Telecommunication Services — 2.3%
23,928	AT&T Inc.	667,352
36,252	Verizon Communications Inc.	1,214,079

	TOTAL TELECOMMUNICATION SERVICES	1,881,431

UTILITIES — 0.3%
Electric Utilities — 0.3%
6,600	American Electric Power Co. Inc.	226,050

	TOTAL COMMON STOCKS (Cost — $42,886,601)	49,473,036

Face Amount
ASSET-BACKED SECURITIES(a) — 3.3%
Automobiles — 1.4%
$ 500,000	ARG Funding Corp., Series 2005-1A, Class A3, 4.290% due 4/20/11 (b)	477,332
625,000	Susquehanna Auto Lease Trust, Series 2005-1, Class A3, 4.430% due 6/16/08 (b)	617,368

	Total Automobiles	1,094,700

Home Equity — 1.9%
	ACE Securities Corp.:
241,445	Series 2004-SD1, Class A1, 5.813% due 11/25/33 (c)	242,510
179,564	Series 2006-SL2, Class A, 5.493% due 1/25/36 (c)	179,721
185,886	Argent Securities Inc., Series 2006-W4, Class A2A, 5.383% due 5/25/36 (c)	185,999
162,857	Bayview Financial Acquisition Trust, Series 2006-B, Class 2A1, 5.451% due 4/28/36 (c)	162,908
290,154	GSAMP Trust, Series 2006-SD2, Class A1, 5.433% due 5/25/36 (b)(c)	290,154
279,685	GSRPM Mortgage Loan Trust, Series 2006-1, Class A1, 5.623% due 3/25/35 (b)(c)	279,685
193,779	IXIS Real Estate Capital Trust, Series 2006-HE2, Class A1, 5.383% due 8/25/36 (c)	193,896
12,802	Soundview Home Equity Loan Trust, Series 2000-1, Class A1F, 8.640% due 5/25/30	12,804

	Total Home Equity	1,547,677

	TOTAL ASSET-BACKED SECURITIES (Cost — $2,671,581)	2,642,377

See Notes to Financial Statements.

Legg Mason Partners Variable Total Return Portfolio 2006 Semi-Annual Report         7

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Face Amount	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (c) — 8.5%
$ 200,000	American Home Mortgage Investment Trust, Series 2006-2, Class 1A1, 5.430% due 6/25/46	$199,941
210,000	Banc of America Commercial Mortgage Inc., Series 2006-1, Class A4, 5.372% due 9/10/45 (a)	202,271
185,823	Banc of America Mortgage Securities, Series 2005-H, Class 2A1, 4.822% due 9/25/35 (a)	180,838
	Countrywide Alternative Loan Trust:
241,005	Series 2005-59, Class 1A1, 5.597% due 11/20/35 (a)	242,041
197,103	Series 2006-OA6, Class 1A1A, 5.533% due 7/25/46 (a)	197,123
190,423	Series 2006-OA7, Class 3A1, 3.544% due 6/25/46 (a)	190,527
210,000	Credit Suisse Mortgage Capital Certificates, Series 2006-C1, Class A4, 5.610% due 2/15/39 (a)	205,037
225,898	Deutsche ALT-A Securities Inc. Mortgage Loan Trust, Series 2005-AR1, Class 2A1, 5.006% due 8/25/35 (a)	222,496
	Downey Savings and Loan Association Mortgage Loan Trust:
209,486	Series 2005-AR2, Class 2A1A, 5.462% due 3/19/45 (a)	209,867
	Series 2006-AR1:
191,323	Class 1A1A, 5.063% due 4/19/36 (a)	191,323
191,323	Class 1A1B, 5.063% due 4/19/36 (a)	191,323
235,065	GSR Mortgage Loan Trust, Series 2005-AR5, Class 1A1, 4.598% due 10/25/35 (a)	231,763
	Harborview Mortgage Loan Trust:
103,090	Series 2004-08, Class 3A2, 5.652% due 11/19/34 (a)	103,407
283,775	Series 2004-11, Class 3A1A, 5.602% due 1/19/35 (a)	284,966
294,779	Series 2005-16, Class 3A1A, 5.500% due 1/19/36 (a)	295,846
202,552	Impac Secured Assets Corp., Series 2005-2, Class A1, 5.643% due 3/25/36 (a)	203,109
	Indymac Index Mortgage Loan Trust:
76,777	Series 2004-AR5, Class 2A1A, 5.753% due 8/25/34 (a)	76,950
183,926	Series 2005-AR1, Class 1A1, 5.287% due 3/25/35 (a)	183,437
198,130	Series 2006-AR6, Class 2A1A, 5.523% due 6/25/47 (a)	198,130
210,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB15, Class A4, 5.814% due 6/12/43 (a)	208,419
197,331	Luminent Mortgage Trust, Series 2006-4, Class A1A, 5.512% due 5/25/46 (a)	197,331
	MASTR Adjustable Rate Mortgage Trust:
57,949	Series 2004-15, Class 1A1, 4.608% due 12/25/34 (a)	57,710
287,113	Series 2006-OA1, Class 1A1, 5.533% due 4/25/46 (a)	287,158
73,585	MASTR Seasoned Securities Trust, Series 2005-2, Class 4A1, 6.007% due 10/25/32 (a)	74,298
200,000	RAAC, Series 2006-RP3, Class A, 5.607% due 5/25/36 (a)(b)	200,000
90,588	Sequoia Mortgage Trust, Series 2003-8, Class A1, 5.587% due 1/20/34 (a)	90,711
136,222	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-20, Class 2A1, 5.219% due 1/25/35 (a)	134,105
200,000	Structured Asset Mortgage, Series 2006-AR6, Class 1A1, 0.000% due 7/25/36 (a)	200,000
	Structured Asset Mortgage Investments Inc.:
296,668	Series 2006-AR5, Class 1A1, 5.533% due 5/25/36 (a)	296,259
100,000	Series 2006-AR5, Class 2A1, 5.533% due 5/25/36 (a)	99,859
294,301	Thornburg Mortgage Securities Trust, Series 2006-1, Class A3, 5.493% due 1/25/36 (a)	293,902

See Notes to Financial Statements.

8         Legg Mason Partners Variable Total Return Portfolio 2006 Semi-Annual Report

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Face Amount	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (c) — 8.5% (continued)
	Washington Mutual Inc.:
$ 372,485	Series 2005-AR17, Class A1A1, 5.593% due 12/25/45	$373,780
226,403	Series 2005-AR19, Class A1A2, 5.613% due 12/25/45	227,287
95,183	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR8, Class 2A3, 5.240% due 4/25/36	93,997
200,000	Zuni Mortgage Loan Trust, Series 2006-OA1, Class A1, 5.480% due 8/25/36	200,000

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $6,853,974)	6,845,211

CORPORATE BONDS & NOTES — 8.0%
Auto Components — 0.3%
250,000	Johnson Controls Inc., Senior Notes, 5.000% due 11/15/06 (a)	249,160

Automobiles — 0.3%
90,000	DaimlerChrysler North America Holding Corp., Notes, 4.050% due 6/4/08 (a)	87,056
110,000	Ford Motor Co., Notes, 7.450% due 7/16/31 (a)	80,025
	General Motors Corp., Senior Debentures:
100,000	8.250% due 7/15/23 (a)	79,250
10,000	8.375% due 7/15/33 (a)	8,100

	Total Automobiles	254,431

Capital Markets — 0.4%
60,000	Goldman Sachs Group Inc., Notes, 4.500% due 6/15/10 (a)	57,415
30,000	Lehman Brothers Holdings E-Capital Trust I, Notes, 5.954% due 8/19/10 (a)(c)	30,028
40,000	Lehman Brothers Holdings Inc., Notes, 4.000% due 1/22/08 (a)	38,969
250,000	Morgan Stanley, Subordinated Notes, 4.750% due 4/1/14 (a)	229,567

	Total Capital Markets	355,979

Commercial Banks — 0.5%
100,000	Glitnir Banki HF, Subordinated Notes, 6.693% due 6/15/16 (a)(b)(c)	99,531
40,000	Resona Preferred Global Securities Cayman Ltd., 7.191% due 7/30/15 (a)(b)(c)	40,189
160,000	Wachovia Corp., Subordinated Notes, 5.250% due 8/1/14	152,848
130,000	Wells Fargo & Co., Senior Notes, 4.200% due 1/15/10	124,330

	Total Commercial Banks	416,898

Commercial Services & Supplies — 0.1%
70,000	Waste Management Inc., 6.375% due 11/15/12	71,503

Consumer Finance — 1.2%
	Ford Motor Credit Co.:
390,000	Notes, 7.375% due 10/28/09 (a)	360,826
100,000	Senior Notes, 5.800% due 1/12/09 (a)	91,409
	General Motors Acceptance Corp.:
30,000	Medium-Term Notes, 4.375% due 12/10/07	28,786
	Notes:
390,000	6.125% due 8/28/07 (a)	386,026
100,000	5.625% due 5/15/09 (a)	95,177
20,000	Senior Notes, 5.850% due 1/14/09	19,183

	Total Consumer Finance	981,407

See Notes to Financial Statements.

Legg Mason Partners Variable Total Return Portfolio 2006 Semi-Annual Report         9

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Face Amount	Security	Value

Diversified Financial Services — 1.5%
$ 40,000	Aiful Corp., Notes, 5.000% due 8/10/10 (a)(b)	$38,070
130,000	Bank of America Corp., Senior Notes, 3.875% due 1/15/08 (a)	126,815
30,000	Credit Suisse First Boston USA Inc., Notes, 4.875% due 8/15/10 (a)	29,104
250,000	General Electric Capital Corp., Medium-Term Notes, Series A, 5.497% due 6/22/07 (a)(c)	250,296
200,000	HSBC Finance Corp., Senior Notes, 8.000% due 7/15/10 (a)	215,785
225,000	International Lease Finance Corp., Medium-Term Notes, Series O, 4.375% due 11/1/09 (a)	214,377
225,000	JPMorgan Chase & Co., Subordinated Notes, 5.750% due 1/2/13 (a)	223,019
70,000	Residential Capital Corp., Notes, 6.000% due 2/22/11 (a)	67,896

	Total Diversified Financial Services	1,165,362

Diversified Telecommunication Services — 0.5%
75,000	Deutsche Telekom International Finance, Senior Notes, 5.750% due 3/23/16 (a)	70,914
50,000	Koninklijke KPN NV, Senior Notes, 8.000% due 10/1/10 (a)	53,081
80,000	Telecom Italia Capital SA, Notes, 5.250% due 10/1/15 (a)	72,539
250,000	Verizon Florida Inc., Senior Notes, Series F, 6.125% due 1/15/13	244,503

	Total Diversified Telecommunication Services	441,037

Electric Utilities — 0.3%
70,000	Exelon Corp., Bonds, 5.625% due 6/15/35 (a)	61,609
	FirstEnergy Corp., Notes:
40,000	Series B, 6.450% due 11/15/11 (a)	40,747
90,000	Series C, 7.375% due 11/15/31 (a)	96,843
50,000	Pacific Gas & Electric Co., First Mortgage Bonds, 6.050% due 3/1/34 (a)	47,344

	Total Electric Utilities	246,543

Independent Power Producers & Energy Traders — 0.2%
80,000	Duke Energy Corp., Senior Notes, 5.625% due 11/30/12 (a)	79,154
10,000	Oncor Electric Delivery Co., Senior Notes, 6.375% due 1/15/15 (a)	10,040
	TXU Corp.:
20,000	Senior Notes, Series P, 5.550% due 11/15/14 (a)	18,240
20,000	Senior Notes, Series R, 6.550% due 11/15/34 (a)	17,670

	Total Independent Power Producers & Energy Traders	125,104

Industrial Conglomerates — 0.2%
140,000	Tyco International Group SA, Notes, 6.000% due 11/15/13 (a)	138,901

IT Services — 0.1%
70,000	Electronic Data Systems Corp., 7.125% due 10/15/09 (a)	72,345

Media — 0.6%
125,000	Comcast Cable Communications Holdings Inc., Notes, 8.375% due 3/15/13 (a)	139,010
130,000	Liberty Media Corp., Senior Notes, 7.875% due 7/15/09 (a)	135,236
30,000	News America Inc., 6.200% due 12/15/34 (a)	27,311
40,000	Time Warner Entertainment Co., LP, Senior Notes, 8.375% due 7/15/33 (a)	45,383
	Time Warner Inc.:
70,000	6.875% due 5/1/12 (a)	72,429
20,000	Debentures, 7.700% due 5/1/32 (a)	21,801

	Total Media	441,170

See Notes to Financial Statements.

10         Legg Mason Partners Variable Total Return Portfolio 2006 Semi-Annual Report

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Face Amount	Security	Value

Multi-Utilities — 0.1%
$ 70,000	Dominion Resources Inc., Senior Notes, 5.700% due 9/17/12 (a)	$68,587

Oil, Gas & Consumable Fuels — 1.0%
60,000	Amerada Hess Corp., Notes, 7.300% due 8/15/31 (a)	63,771
60,000	Anadarko Finance Co., Senior Notes, Series B, 7.500% due 5/1/31 (a)	64,652
40,000	ChevronTexaco Capital Co., Notes, 3.500% due 9/17/07 (a)	39,034
130,000	ConocoPhillips Holding Co., Senior Notes, 6.950% due 4/15/29 (a)	141,878
80,000	Devon Energy Corp., Debentures, 7.950% due 4/15/32 (a)	92,455
120,000	Kerr-McGee Corp., Notes, 7.875% due 9/15/31 (a)	136,048
	Kinder Morgan Energy Partners LP:
40,000	6.750% due 3/15/11 (a)	40,904
10,000	Senior Notes, 6.300% due 2/1/09 (a)	10,051
56,000	Pemex Project Funding Master Trust, Notes, 6.625% due 6/15/35 (a)(b)	50,750
90,000	Williams Cos. Inc., Debentures, Series A, 7.500% due 1/15/31	87,300
	XTO Energy Inc., Senior Notes:
10,000	7.500% due 4/15/12	10,643
70,000	6.250% due 4/15/13	70,141

	Total Oil, Gas & Consumable Fuels	807,627

Paper & Forest Products — 0.2%
120,000	Weyerhaeuser Co., Notes, 6.750% due 3/15/12	122,743

Road & Rail — 0.2%
192,113	Union Pacific Corp., Pass-Through Certificates, Series 2004-1, 5.404% due 7/2/25 (a)	185,503

Tobacco — 0.1%
100,000	Altria Group Inc., Notes, 7.000% due 11/4/13 (a)	105,651

Wireless Telecommunication Services — 0.2%
135,000	Sprint Capital Corp., Notes, 8.375% due 3/15/12 (a)	149,331

	TOTAL CORPORATE BONDS & NOTES (Cost — $6,588,920)	6,399,282

MORTGAGE-BACKED SECURITIES — 15.3%
FHLMC — 1.8%
	Federal Home Loan Mortgage Corp. (FHLMC), Gold:
900,000	5.000% due 7/18/21 (d)(e)	866,250
570,000	5.500% due 7/18/21 (d)(e)	559,135

	Total FHLMC	1,425,385

FNMA — 11.3%
	Federal National Mortgage Association (FNMA):
20,289	7.000% due 7/1/15-2/1/29	20,816
2,250,000	5.000% due 7/18/21-7/13/36 (d)(e)	2,119,219
286,576	4.500% due 11/1/23	265,669
234,105	6.500% due 6/1/28-7/1/28	236,580
32,355	8.000% due 1/1/31	34,156
4,475	7.500% due 3/1/31	4,638
3,100,000	5.500% due 7/13/36 (d)(e)	2,977,937
3,475,000	6.000% due 7/13/36 (d)(e)	3,420,703

	Total FNMA	9,079,718

See Notes to Financial Statements.

Legg Mason Partners Variable Total Return Portfolio 2006 Semi-Annual Report         11

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Face Amount	Security	Value

GNMA — 2.2%
	Government National Mortgage Association (GNMA):
$ 600,000	5.000% due 7/20/36 (d)(e)	$567,937
1,200,000	6.000% due 7/20/36 (d)(e)	1,190,250

	Total GNMA	1,758,187

	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $12,522,122)	12,263,290

SOVEREIGN BONDS — 1.3%
Brazil — 0.3%
	Federative Republic of Brazil:
30,000	10.125% due 5/15/27 (a)	37,282
80,000	11.000% due 8/17/40 (a)	99,120
100,000	Collective Action Securities, 8.000% due 1/15/18 (a)	105,500

	Total Brazil	241,902

Canada — 0.3%
250,000	Province of Ontario, 3.282% due 3/28/08 (a)	240,528

Colombia — 0.1%
31,000	Republic of Colombia, 11.750% due 2/25/20 (a)	41,075

Mexico — 0.3%
191,000	United Mexican States, Medium-Term Notes, Series A, 7.500% due 4/8/33	203,654

Panama — 0.0%
30,000	Republic of Panama, 9.375% due 4/1/29 (a)	35,775

Russia — 0.3%
240,000	Russian Federation, 5.000% due 3/31/30 (a)(b)(c)	255,900

	TOTAL SOVEREIGN BONDS (Cost — $1,059,490)	1,018,834

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 3.7%
U.S. Government Agencies — 0.7%
420,000	Federal National Mortgage Association (FNMA), 6.000% due 5/15/11 (a)	429,502
100,000	Tennessee Valley Authority, Notes, 5.375% due 4/1/56 (a)	94,889

	Total U.S. Government Agencies	524,391

U.S. Government Obligations — 3.0%
	U.S. Treasury Bonds:
350,000	8.750% due 8/15/20	468,836
30,000	6.250% due 8/15/23	33,096
	U.S. Treasury Notes:
1,000,000	2.500% due 10/31/06	991,680
150,000	4.625% due 3/31/08	148,629
250,000	3.375% due 10/15/09	237,070
10,000	4.750% due 3/31/11	9,853
10,000	4.875% due 4/30/11	9,901
30,000	4.500% due 2/15/16	28,552
560,000	4.500% due 2/15/36	502,294

	Total U.S. Government Obligations	2,429,911

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $2,991,878)	2,954,302

See Notes to Financial Statements.

12         Legg Mason Partners Variable Total Return Portfolio 2006 Semi-Annual Report

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Face Amount	Security	Value

U.S. TREASURY INFLATION PROTECTED SECURITIES — 0.5%
	U.S. Treasury Bonds, Inflation Indexed:
$ 243,586	2.000% due 1/15/16	$ 232,691
223,287	2.000% due 1/15/26	204,499

	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $454,924)	437,190

Warrants
Warrant — 0.0%
1,239	Lucent Technologies Inc., Expires 12/10/07* (Cost — $0)	334

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $76,029,490)	82,033,856

Face Amount
SHORT-TERM INVESTMENTS — 14.2%
Sovereign Bonds — 0.3%
$ 200,000	Government of Canada, 4.962% due 9/20/06 (f) (Cost — $197,813)	197,646

U.S. Government Agency — 0.1%
70,000	Federal National Mortgage Association (FNMA), Discount Notes, 5.053% due 9/25/06 (f)(g) (Cost — $69,171)	69,150

Repurchase Agreements — 13.8%
6,472,000	Merrill Lynch, Pierce, Fenner & Smith Inc. tri-party repurchase agreement dated 6/30/06, 5.150% due 7/3/06; Proceeds at maturity — $6,474,778; (Fully collateralized by Federal National Mortgage Association, 2.350% due 4/5/07, Market value — $6,605,419) (a)	6,472,000
4,636,000	State Street Bank & Trust Co., dated 6/30/06, 4.080% due 7/3/06; Proceeds at maturity — $4,637,576; (Fully collateralized by U.S. Treasury Bond, 7.500% due 11/15/16; Market value — $4,730,319)	4,636,000

	Total Repurchase Agreements (Cost — $11,108,000)	11,108,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $11,374,984)	11,374,796

	TOTAL INVESTMENTS — 116.4% (Cost — $87,404,474#)	93,408,652
	Liabilities in Excess of Other Assets — (16.4)%	(13,141,250)

	TOTAL NET ASSETS — 100.0%	$80,267,402

See Notes to Financial Statements.

Legg Mason Partners Variable Total Return Portfolio 2006 Semi-Annual Report         13

Schedule of Investments (June 30, 2006) (unaudited) (continued)

*	Non-income producing security.
(a)	All or a portion of this security is segregated for open futures contracts, extended settlements, TBA’s and mortgage dollar rolls.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.
(c)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2006.
(d)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).
(e)	All or a portion of this security was acquired under a mortgage dollar roll agreement (See Notes 1 and 3).
(f)	Rate shown represents yield to maturity.
(g)	All or a portion of this security is held at the broker as collateral for open futures contracts.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ADR	— American Depositary Receipt
MASTR	— Mortgage Asset Securitization Transactions Inc.

Schedule of Options Written (unaudited)

Contracts	Security	Expiration Date	Strike Price	Value
2	U.S. Treasury Notes 10 Year Futures, Call	11/21/06	$107	$553
2	U.S. Treasury Notes 10 Year Futures, Call	11/21/06	108	302
2	U.S. Treasury Notes 10 Year Futures, Put	11/21/06	101	396
2	U.S. Treasury Notes 10 Year Futures, Put	11/21/06	102	678

	TOTAL OPTIONS WRITTEN (Premiums received — $1,913)			$1,929

See Notes to Financial Statements.

14         Legg Mason Partners Variable Total Return Portfolio 2006 Semi-Annual Report

Statement of Assets and Liabilities (June 30, 2006) (unaudited)

ASSETS:
Investments, at value (Cost — $76,296,474)	$82,300,652
Repurchase agreements, at value (Cost — $11,108,000)	11,108,000
Cash	1,347
Receivable for securities sold	284,382
Dividends and interest receivable	239,913
Receivable for Fund shares sold	58,106
Receivable from broker — variation margin on open futures contracts	15,047

Total Assets	94,007,447

LIABILITIES:
Payable for securities purchased	12,695,513
Payable for Fund shares repurchased	816,945
Investment management fee payable	49,940
Directors’ fees payable	5,912
Deferred dollar roll income	3,126
Distribution fees payable	3,106
Options written, at value (premium received $1,913)	1,929
Accrued expenses	163,574

Total Liabilities	13,740,045

Total Net Assets	$80,267,402

NET ASSETS:
Par value (Note 7)	$6,942
Paid-in capital in excess of par value	72,020,248
Undistributed net investment income	807,396
Accumulated net realized gain on investments, futures contracts, options written and foreign currency transactions	1,455,424
Net unrealized appreciation on investments, futures contracts, options written and foreign currencies	5,977,392

Total Net Assets	$80,267,402

Shares Outstanding:
Class I	5,613,060

Class II	1,329,073

Net Asset Value:
Class I	$11.54

Class II	$11.68

See Notes to Financial Statements.

Legg Mason Partners Variable Total Return Portfolio 2006 Semi-Annual Report         15

Statement of Operations (For the six months ended June 30, 2006) (unaudited)

INVESTMENT INCOME:
Interest	$774,372
Dividends	460,897
Less: Foreign taxes withheld	(2,176)

Total Investment Income	1,233,093

EXPENSES:
Investment management fee (Note 2)	308,354
Shareholder reports (Note 5)	60,415
Legal fees	22,465
Distribution fees (Note 5)	16,418
Audit and tax	12,601
Directors’ fees	10,707
Custody fees	4,348
Registration fees	2,000
Transfer agent fees (Note 5)	244
Miscellaneous expenses	6,339

Total Expenses	443,891
Less: Fee waivers and/or expense reimbursements (Note 2)	(18,194)

Net Expenses	425,697

Net Investment Income	807,396

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	1,548,700
Futures contracts	(64,510)
Options written	3,191
Foreign currency transactions	(24)

Net Realized Gain	1,487,357

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(809,280)
Futures contracts	(26,762)
Options written	(16)
Foreign currencies	(2)

Change in Net Unrealized Appreciation/Depreciation	(836,060)

Net Gain on Investments, Futures Contracts, Options Written and Foreign Currency Transactions	651,297

Increase in Net Assets From Operations	$1,458,693

See Notes to Financial Statements.

16         Legg Mason Partners Variable Total Return Portfolio 2006 Semi-Annual Report

Statements of Changes in Net Assets

For the six months ended June 30, 2006 (unaudited) and the year ended December 31, 2005

	2006	2005
OPERATIONS:
Net investment income	$807,396	$1,625,177
Net realized gain	1,487,357	259,313
Change in net unrealized appreciation/depreciation	(836,060)	771,579

Increase in Net Assets From Operations	1,458,693	2,656,069

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net investment income	—	(1,625,017)
Net realized gains	—	(555,794)

Decrease in Net Assets From Distributions to Shareholders	—	(2,180,811)

FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	8,949,805	8,562,343
Reinvestment of distributions	—	2,180,811
Cost of shares repurchased	(13,549,863)	(19,437,833)

Decrease in Net Assets From Fund Share Transactions	(4,600,058)	(8,694,679)

Decrease in Net Assets	(3,141,365)	(8,219,421)
NET ASSETS:
Beginning of period	83,408,767	91,628,188

End of period*	$80,267,402	$83,408,767

* Includes undistributed net investment income of:	$807,396	—

See Notes to Financial Statements.

Legg Mason Partners Variable Total Return Portfolio 2006 Semi-Annual Report         17

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class I Shares	2006(1)(2)		2005(1)		2004		2003	2002(1)	2001
Net Asset Value, Beginning of Period	$11.34		$11.27		$10.75		$9.53	$10.39	$10.70

Income (Loss) From Operations:
Net investment income	0.12		0.21		0.21		0.17	0.19	0.22
Net realized and unrealized gain (loss)	0.08		0.17		0.73		1.35	(0.90)	(0.31)

Total Income (Loss) From Operations	0.20		0.38		0.94		1.52	(0.71)	(0.09)

Less Distributions From:
Net investment income	—		(0.23)		(0.21)		(0.17)	(0.15)	(0.22)
Net realized gains	—		(0.08)		(0.21)		(0.13)	—	—

Total Distributions	—		(0.31)		(0.42)		(0.30)	(0.15)	(0.22)

Net Asset Value, End of Period	$11.54		$11.34		$11.27		$10.75	$9.53	$10.39

Total Return(3)	1.76%		3.32%		8.74%		15.92%	(6.87)%	(0.80)%

Net Assets, End of Period (000s)	$64,756		$72,726		$84,890		$89,950	$81,976	$37,886

Ratios to Average Net Assets:
Gross expenses	1.00	%(4)	0.93%		0.96%		1.01%	1.01%	1.15%
Net expenses(5)	1.00	(4)(6)	0.93		0.96		1.00 (6)	1.00 (6)	1.01 (6)
Net investment income	2.00	(4)	1.90		1.75		1.60	1.94	2.43

Portfolio Turnover Rate	58	%(7)	31	%(7)	27	%(7)	30%	16%	23%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2006 (unaudited).
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	As a result of an expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.
(6)	Reflects fee waivers and/or expense reimbursements.
(7)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 127%, 168% and 156%, respectively.

See Notes to Financial Statements.

18         Legg Mason Partners Variable Total Return Portfolio 2006 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class II Shares	2006(1)(2)		2005(1)		2004		2003(3)
Net Asset Value, Beginning of Period	$11.49		$11.41		$10.87		$10.37

Income From Operations:
Net investment income	0.09		0.18		0.12		0.03
Net realized and unrealized gain	0.10		0.17		0.80		0.63

Total Income From Operations	0.19		0.35		0.92		0.66

Less Distributions From:
Net investment income	—		(0.19)		(0.17)		(0.03)
Net realized gains	—		(0.08)		(0.21)		(0.13)

Total Distributions	—		(0.27)		(0.38)		(0.16)

Net Asset Value, End of Period	$11.68		$11.49		$11.41		$10.87

Total Return(4)	1.65%		3.05%		8.49%		6.33%

Net Assets, End of Period (000s)	$15,511		$10,683		$6,738		$2,122

Ratios to Average Net Assets:
Gross expenses	1.49	%(5)	1.30%		1.36%		1.29	%(5)
Net expenses(6)(7)	1.25	(5)	1.25		1.25		1.25	(5)
Net investment income	1.76	(5)	1.59		1.55		1.25	(5)

Portfolio Turnover Rate	58	%(8)	31	%(8)	27	%(8)	30%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2006 (unaudited).
(3)	For the period June 6, 2003 (inception date) to December 31, 2003.
(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	As a result of an expense limitation, the ratio of expenses to average net assets will not exceed 1.25%.
(7)	Reflects fee waivers and/or expense reimbursements.
(8)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 127%, 168% and 156%, respectively.

See Notes to Financial Statements.

Legg Mason Partners Variable Total Return Portfolio 2006 Semi-Annual Report         19

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

Legg Mason Partners Variable Total Return Portfolio (formerly known as Salomon Brothers Variable Total Return Fund) (the “Fund”) is a separate diversified investment fund of Legg Mason Partners Variable Portfolios I, Inc. (formerly known as Salomon Brothers Variable Series Funds Inc) (the “Company”). The Company, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies and qualified pension and retirement plans.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin.

20         Legg Mason Partners Variable Total Return Portfolio 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium and the amount for effecting a closing purchase transaction, including brokerage commission, is also treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received reduces the cost of the security purchased by the Fund.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(f) Mortgage Dollar Rolls. The Fund enters into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by a fee paid by the counterparty, often in the form of a drop in the repurchase price of the securities. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the

Legg Mason Partners Variable Total Return Portfolio 2006 Semi-Annual Report         21

Notes to Financial Statements (unaudited) (continued)

dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(g) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(h) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

22         Legg Mason Partners Variable Total Return Portfolio 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

(j) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(k) Expenses. Direct expenses are charged to the Fund; general expenses of the Company are allocated to the funds within the Company based on each fund’s relative net assets.

(l) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(m) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2.	Investment Management Agreement and Other Transactions with Affiliates

For the period of this report, Salomon Brothers Asset Management Inc (“SBAM”), an indirect wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), acted as the investment manager of the Fund. Under the investment management agreement, the Fund paid an investment management fee calculated daily and paid monthly at the annual rate of the Fund’s average net assets as follows:

Average Daily Net Assets	Annual Rate
First $1.0 billion	0.750%
Next $1.0 billion	0.725
Next $3.0 billion	0.700
Next $3.0 billion	0.675
Over $10.0 billion	0.650

During the six months ended June 30, 2006, the Fund’s Class I and Class II shares had expense limitations in place of 1.00% and 1.25%, respectively. During the six months ended June 30, 2006, SBAM waived a portion of its fee in the amount of $1,858. In addition, during the six months ended June 30, 2006, the Fund was reimbursed for expenses in the amount of $16,336.

Citigroup Global Markets Inc. (“CGM”), a subsidiary of Citigroup Inc., and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serve as co-distributors of the Fund.

Certain officers and one Director of the Company are employees of Legg Mason or its affiliates and do not receive compensation from the Company.

Legg Mason Partners Variable Total Return Portfolio 2006 Semi-Annual Report         23

Notes to Financial Statements (unaudited) (continued)

3.	Investments

During the six months ended June 30, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and mortgage dollar rolls) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$38,203,044	$9,272,468

Sales	36,421,348	12,477,479

At June 30, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$9,757,319
Gross unrealized depreciation	(3,753,141)

Net unrealized appreciation	$6,004,178

At June 30, 2006, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 2 Year Notes	9	9/06	$1,831,264	$1,825,031	$(6,233)
U.S. Treasury 5 Year Notes	57	9/06	5,923,230	5,894,156	(29,074)
U.S. Treasury Bonds	5	9/06	533,251	533,281	30

					(35,277)

Contracts to Sell:
U.S. Treasury 10 Year Notes	8	9/06	847,390	838,875	8,515

Net Unrealized Loss on Open Futures Contracts					$(26,762)

During the six months ended June 30, 2006, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums Received
Options written, outstanding December 31, 2005	—	—
Options written	42	$10,759
Options closed	(34)	(8,846)
Options expired	—	—

Options written, outstanding June 30, 2006	8	$1,913

24         Legg Mason Partners Variable Total Return Portfolio 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

For the six months ended June 30, 2006, the Fund recorded interest income of $47,091 related to mortgage dollar rolls.

The average monthly balance of mortgage dollar rolls outstanding during the six months ended June 30, 2006 was $11,192,020. At June 30, 2006, the Fund had outstanding mortgage dollar rolls with a total cost of $11,949,981. There were no dollar rolls outstanding in excess of 10% of net assets at June 30, 2006.

4.	Line of Credit

The Fund, along with other affiliated funds, entered into an agreement with a syndicate of banks which allows the funds collectively to borrow up to $250 million. Interest on borrowing, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the six months ended June 30, 2006, the commitment fee allocated to the Fund was $3,769. Since the line of credit was established, there have been no borrowings.

5.	Class Specific Expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a distribution fee with respect to its Class II shares calculated at the annual rate of 0.25% of the average daily net assets of the class. For the six months ended June 30, 2006, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class I	—	$105	$35,895
Class II	$16,418	139	24,520

Total	$16,418	$244	$60,415

6.	Distributions to Shareholders by Class

	Six Months Ended June 30, 2006	Year Ended December 31, 2005
Net Investment Income
Class I	—	$1,448,947
Class II	—	176,070

Total	—	$1,625,017

Net Realized Gains
Class I	—	$493,132
Class II	—	62,662

Total	—	$555,794

Legg Mason Partners Variable Total Return Portfolio 2006 Semi-Annual Report         25

Notes to Financial Statements (unaudited) (continued)

7.	Capital Shares

At June 30, 2006, the Company had 10,000,000,000 shares of capital stock authorized with a par value of $0.001 per share. The fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain direct expenses, as those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2006		Year Ended December 31, 2005
	Shares	Amount	Shares	Amount
Class I
Shares sold	180,810	$2,096,851	330,776	$3,694,414
Shares issued on reinvestment	—	—	170,339	1,942,079
Shares repurchased	(978,964)	(11,373,311)	(1,620,404)	(18,225,425)

Net Decrease	(798,154)	$(9,276,460)	(1,119,289)	$(12,588,932)

Class II
Shares sold	586,449	$6,852,954	424,953	$4,867,929
Shares issued on reinvestment	—	—	20,688	238,732
Shares repurchased	(187,232)	(2,176,552)	(106,142)	(1,212,408)

Net Increase	399,217	$4,676,402	339,499	$3,894,253

8.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited

26         Legg Mason Partners Variable Total Return Portfolio 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

The order also required that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore has not received and will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related

Legg Mason Partners Variable Total Return Portfolio 2006 Semi-Annual Report         27

Notes to Financial Statements (unaudited) (continued)

Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBAM believes that this matter is not likely to have a material adverse effect on the Fund.

10.	Subsequent Events

The Fund’s Board has approved the appointment of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) as the Fund’s investment manager effective August 1, 2006. The Fund’s Board has also approved the appointment of CAM North America, LLC (“CAM N.A.”) and Western Asset Management Company (“Western Asset”), as the Fund’s subadvisers effective August 1, 2006. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes. LMPFA, CAM N.A. and Western Asset are wholly-owned subsidiaries of Legg Mason.

LMPFA will provide administrative and certain oversight services to the Fund. LMPFA will delegate to the subadvisers the day-to-day portfolio management of the Fund, except, in certain cases, for the management of cash and short-term instruments. The Fund’s investment management fee will remain unchanged. LMPFA will pay the subadvisers 70% of the net management fee that it receives from the Fund. This fee will be divided between the subadvisers, on a pro rata basis, based on the assets allocated to each subadviser, from time to time.

The Fund’s Board has also approved a reorganization pursuant to which the Fund’s assets would be acquired, and its liabilities assumed by the Legg Mason Partners Variable Multiple Discipline Portfolio-Balanced All Cap Growth and Value (the “Acquiring Fund”), in exchange for shares of the Acquiring Fund. The Fund would then be liquidated, and shares of the Acquiring Fund would be distributed to Fund shareholders. Proxy materials describing the reorganization, and other initiatives requiring shareholder approval, are expected to be sent to shareholders later in 2006. If shareholder approval is obtained, Fund actions are generally expected to be implemented during 2007.

Under the reorganization, the Fund’s shareholders would receive share of the Acquiring Fund with the same aggregate net asset value as their shares of the Fund. It is anticipated that as a result of the reorganization, the Fund shareholders would recognize no gain or loss for Federal income tax purposes. The Fund reorganization is subject to the satisfaction of certain conditions, including approval by Fund shareholders.

Proxy materials describing the reorganization are expected to be sent to Fund shareholders later in 2006. If Fund shareholders approve the reorganization, it is expected to occur during 2007.

28         Legg Mason Partners Variable Total Return Portfolio 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

The Fund’s Board has also approved a number of other initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. As a result, Fund shareholders will be asked to elect a new Board, approve matters that will result in the Fund being grouped for organizational and governance purposes with other funds in the fund complex, and domicile the Fund as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders also will be asked to approve investment matters, including standardized fundamental investment policies.

Proxy materials describing these matters are expected to be sent to shareholders later in 2006. If shareholder approval is obtained, these matters generally are expected to be implemented during 2007.

11.	Recent Accounting Pronouncement

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes—an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109 by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be January 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the financial statements.

Legg Mason Partners Variable Total Return Portfolio 2006 Semi-Annual Report         29

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting held in person on June 26, 2006, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved one or more new subadvisory agreements between the Manager and CAM North America, LLC (“CAM N.A.”) and Western Asset Management Company (“Western Asset”) the “Subadvisers”) the “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreements replaced the Fund’s prior management agreement with Salomon Brothers Asset Management Inc. and were entered into in connection with an internal reorganization of the Manager’s, and the prior manager’s and the Subadvisers’ parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreements, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to each of the Subadvisers the day-to-day portfolio management of the Fund. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board Members noted that the portfolio management team was expected to be the same as then managing the Fund.

The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadvisers under the New Subadvisory Agreements. The Board Members’ evaluation of the services expected to be provided by the Manager and the Subadviser[s] took into account the Board Members’ knowledge and familiarity gained as Fund Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadvisers and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, the Subadvisers and Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreements were acceptable.

The Board Members also received and considered performance information for the Fund as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of

30         Legg Mason Partners Variable Total Return Portfolio

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

investment company data. The Board Members were provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Board Members noted that they had received and discussed with management, at periodic intervals, information comparing the Fund’s performance against, among other things, its benchmarks. Based on the Board Members’ review, which included careful consideration of the factors noted above, the Board Members concluded that the performance of the Fund, under the circumstances, supported approval of the New Management Agreement and New Subadvisory Agreements.

The Board Members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager, including the fee waiver and/or expense reimbursement arrangements currently in place. Additionally, the Board Members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadvisers in light of the nature, extent and quality of the management services expected to be provided by the Subadvisers. The Board Members noted that the Manager, and not the Fund, will pay the subadvisory fee to each Subadviser. The Board Members determined that the Fund’s management fee and the Fund’s subadvisory fees were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreements.

The Board Members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expect to receive profitability information on an annual basis.

In their deliberations, the Board Members also considered, and placed significant importance on, information that had been received and conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreements.

The Board Members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreements were being

Legg Mason Partners Variable Total Return Portfolio         31

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

entered into in connection with an internal reorganization within Legg Mason, that did not involve an actual change of control or management. The Board Members further noted that the terms and conditions of the New Management Agreement are substantially identical to those of the Fund’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement.

In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreements. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreements. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or Subadvisers were present.

32         Legg Mason Partners Variable Total Return Portfolio

Legg Mason Partners

Variable Total Return Portfolio

DIRECTORS Carol L. Colman Daniel P. Cronin Leslie H. Gelb R. Jay Gerken, CFA Chairman William R. Hutchinson Riordan Roett Jeswald W. Salacuse

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISERS

CAM North America, LLC

Western Asset Management Company

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

CUSTODIAN

State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Variable Total Return Portfolio and is not for use with the general public.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

©2006 Legg Mason

Investor Services, LLC

Member NASD, SIPC

SR06-123

Legg Mason Partners

Variable Total Return Portfolio

The Fund is a separate investment fund of the Legg Mason Partners Variable Portfolios I, Inc., a Maryland corporation.

LEGG MASON PARTNERS VARIABLE PORTFOLIOS I, INC.

Legg Mason Partners Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund shareholders can call 1-800-446-1013.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-446-1013 (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov. Proxy voting reports for the period ending June 30, 2005 will continue to be listed under the Fund’s former Salomon Brothers Variable Series Funds Inc. — Salomon Brothers Variable Total Return Fund name.

ITEM 2. CODE OF ETHICS.

Not Applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Not applicable.

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Portfolios I, Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Portfolios I, Inc.

Date: September 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Portfolios I, Inc.

Date: September 8, 2006

By:	/s/ Frances Guggino
(Frances Guggino)
Chief Financial Officer of
Legg Mason Partners Variable Portfolios I, Inc.

Date: September 8, 2006